EXHIBIT 10.20

                           GENERAL SECURITY AGREEMENT

                                 (Floating Lien)

            SECURITY AGREEMENT, dated as of July 11, 2002, between eB2B Commerce, Inc., a New Jersey corporation with its principal executive office located at 665 Broadway, New York, New York 10012 (the "Debtor"), and Robert Priddy with an address at 3435 Kingsboro Road, Apt. 1601, Atlanta, Georgia 30326 (the "Investor Representative"), as representative for the investors (the "Investors") from time to time set forth on Annex I hereto (the Investor Representative, acting in such capacity, the "Secured Party");

                                  W I T N E S S E T H :

            WHEREAS, Debtor has issued and/or will issue to the Investors a series of 7% senior subordinated secured convertible promissory notes in the aggregate principal amount of up to $1,350,000 from time to time in a private placement (herein collectively, as at any time amended, extended, restated, renewed or modified, the "Notes"), pursuant to a Confidential Term Sheet of the Debtor dated July 11, 2002;

            WHEREAS, it is a condition to the willingness of the Investors to make the loan evidenced by the Notes that Debtor enter into this Agreement and grant to the Secured Party, for the ratable benefit of the Investors, the security interest provided for herein;

            WHEREAS, the Investors have appointed the Investor Representative pursuant to the Investor Representative Appointment Agreement attached as
Exhibit 4 hereto.

            NOW, THEREFORE, FOR VALUE RECEIVED, IT IS AGREED:

      Section 1. Terms. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meaning specified therefor in the Notes. As used herein the following terms shall have the meanings specified and shall include in the singular number the plural and in the plural number the singular:

            "Assigned Agreements" shall mean all contracts and agreements of the Debtor.

            "Collateral" means all of the Debtor's right, title and interest in and under or arising out of each and all of the following:

                  All personal property and fixtures of the Debtor of any type or description, wherever located and now existing or hereafter arising or acquired, including but not limited to the following:

            (i) all of the Debtor's goods including, without limitation:

            (A) all inventory, including without limitation, equipment held for lease, whether raw materials, in process or finished, all material or equipment usable in processing the same and all documents of title covering any inventory (as such term is

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                  defined in the Uniform Commercial Code, as in effect from time to time in the State of New York (the "NYUCC")) (all of the foregoing, "Inventory"), including without limitation that located at the locations listed on Schedule 1 annexed hereto;

            (B) all equipment (the "Equipment") employed in connection with the Debtor's business, together with all present and future additions, attachments and accessions thereto and all substitutions therefor and replacements thereof, including without limitation that located at the locations listed on
                  Schedule 1 annexed hereto;

            (ii) all of the Debtor's present and future accounts, accounts receivable, general intangibles, as such terms are defined in the NYUCC, and all contracts and contract rights (herein sometimes referred to as "Receivables"), including but not limited to the Debtor's rights (including rights to payment) under all Assigned Agreements, together with

            (A) all claims, rights, powers or privileges and remedies of the Debtor relating thereto or arising in connection therewith including, without limitation, all rights of the Debtor to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or any property which is the subject of the Assigned Agreements, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action which (in the opinion of the Secured Party) may be necessary or advisable in connection with any of the foregoing, (B) all liens, security, guaranties, endorsements, warranties and indemnities and all insurance and claims for insurance relating thereto or arising in connection therewith,

            (C) all rights to property forming the subject matter of the Receivables including, without limitation, rights to stoppage in transit and rights to returned or repossessed property,

            (D) all writings relating thereto or arising in connection therewith including without limitation, all notes, contracts, security agreements, guaranties, chattel paper and other evidence of indebtedness or security, all powers-of-attorney, all books, records, ledger cards and invoices, all credit information, reports or memoranda and all evidence of filings or registrations relating thereto,

            (E) all catalogs, computer and automatic machinery software and programs, and the like pertaining to operations by the Debtor in, on or about any of its plants or warehouses, all sales data and other information relating to sales or service of products now or hereafter manufactured on or about any of its plants, and all accounting information pertaining to


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                  operations in, on or about any of its plants, and all media in which or on which any of the information or knowledge or data is stored or contained, and all computer programs used for the compilation or printout of such information, knowledge, records or data, and

            (F) all accounts, contract rights, general intangibles and other property rights of any nature whatsoever arising out of or in connection with the foregoing, including without limitation, payments due and to become due, whether as repayments, reimbursements, contractual obligations, indemnities, damages or otherwise;

            (iii) all other personal property of the Debtor of any nature whatsoever, including, without limitation, all accounts, bank accounts, deposits, credit balances, contract rights, inventory, general intangibles, goods, equipment, instruments, chattel paper, machinery, furniture, furnishings, fixtures, tools, supplies, appliances, plans and drawings, together with all customer and supplier lists and records of the business, and all property from time to time described in any financing statement signed by the Debtor naming the Investor Representative as secured party;

            (iv) all of the Debtor's right, title, and market in and to any shares of capital stock of any subsidiary corporation and the certificates representing any such shares;

            (v) any and all of Debtor's right, title and interest in its intellectual property, including, without limitation, (a) each of the Trademarks (as hereinafter defined), and the goodwill of the business symbolized by each of the Trademarks, all customer lists and other records of the Debtor relating to the distribution of products bearing the Trademarks and each of the registrations described in Schedule 2-A hereto;
      (b) each of the Patents (as hereinafter defined) and each of the registrations listed on Schedule 2-B hereto; (c) all of the tradenames listed on Schedule 1 hereto (the "Tradenames") and (d) any and all proceeds of the foregoing, including, without limitation, any claims by Debtor against third parties for infringement of the Trademarks or the Patents (collectively, the "Intellectual Property");

            (vi) all additions, accessions, replacements, substitutions or improvements and all products and proceeds including, without limitation, proceeds of insurance, of any and all of the Collateral described in clauses (i) through (iv) above; and

            (vii) any consideration received from the sale, exchange, lease or other disposition of any asset or property which constitutes Collateral, any other value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral.


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Notwithstanding the foregoing, the term "Collateral" does not include any license or contract rights to the extent the granting of a security interest in it would be contrary to applicable law.

            "Instrument" shall have the meaning specified in Article 3 of the NYUCC and shall also include any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment.

            "Lien" means any mortgage, pledge, hypothecation, assignment, security interest, deposit arrangement, encumbrance (including any easement, right of way, zoning restriction and the like), lien (statutory or other) or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the NYUCC or comparable law of any jurisdiction).

            "Patents" shall mean (i) all letters patent of the United States or any other country, all right, title and interest therein and thereto, and all applications, registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or province thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by Debtor, including, but not limited to, those described in Schedule 2-B annexed hereto and made a part hereof, and (ii) all reissues, continuations, continuations-in-part, extensions or divisionals thereof and all licenses thereof.

            "Permitted Liens" means:

            (i) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with generally accepted accounting principles shall have been set aside on its books;

            (ii) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

            (iii) Liens (other than Liens arising under the Employee Retirement Income Security Act of 1974, as amended, or Section 412(n) of the Internal Revenue Code of 1986, as amended) incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

            (iv) judgment Liens in existence less than 60 days after the entry thereof or with respect to which execution has been stayed;


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            (v) ground leases in respect of real property on which facilities owned or leased by the Debtor or any of its subsidiaries are located;

            (vi) easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the business of the Debtor and its subsidiaries taken as a whole;

            (vii) any interest or title of a lessor secured by a lessor's interest under any lease of real property on which facilities owned or leased by the Debtor or any of its subsidiaries are located;

            (viii) leases or subleases and licenses or sublicenses granted to others not interfering in any material respect with the business of the Debtor and its subsidiaries taken as a whole;

            (ix) a Lien on any asset securing indebtedness (including capitalized lease obligations) incurred or assumed for the purpose of financing the purchase price (including capitalized lease payments in the nature thereof) of such asset, provided that such Lien attaches only to the asset acquired with the proceeds of such indebtedness and attaches concurrently with or within ten (10) days following the acquisition thereof;

            (x) Liens securing Senior Debt (as defined in the Notes); and

            (xi) Liens existing on the date hereof as disclosed on Schedule (1) hereto.

            "Person" means any natural person, corporation, firm, association, partnership, joint venture, limited liability company, joint-stock company, trust, unincorporated organization, government, governmental agency or subdivision, or any other entity, whether acting in an individual, fiduciary or other capacity.

            "Receivables" has the meaning specified therefor in clause (ii) of the definition of Collateral.

            "Secured Obligations" means all obligations of the Debtor, whether for fees, expenses or otherwise, now existing or hereafter arising under this Agreement and the Notes, including, without limitation, full and prompt payment and performance of (i) all principal and interest on the Notes when and as due, whether at maturity, by acceleration, or otherwise and (ii) all obligations of the Debtor at any time and from time to time under this Agreement.

            "Trademarks" shall mean (i) all trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all applications, registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or province thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by Debtor, including, but


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not limited to, those described in Schedule 2-A annexed hereto and made a part hereof, and (ii) all reissues, extensions or renewals thereof and all licenses thereof.

      Section 2. Security Interests.

      (a) As security for the payment and performance of all Secured Obligations, and subject to the last sentence of this Section 2, the Debtor does hereby create, grant and assign to the Secured Party, for its own benefit and for the ratable benefit of the Investors, a continuing security interest in all of the Collateral, whether now existing or hereafter arising or acquired and wherever located, subject to the priority, if any, of Permitted Liens (the "Security Interest"). Without limiting the foregoing, the Secured Party is hereby authorized to file one or more financing statements, continuation statements or such other documents, including, without limitation, the Assignment of Security (Trademarks) attached hereto as Exhibit 1, for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest.

      (b) The Debtor hereby assigns to the Secured Party all of Debtor's right, title and interest in and to any and all moneys which may become due and payable with respect to the Collateral under any policy insuring the Collateral (except proceeds relating to tangible personal property which are applied to restoration or replacement), including return of unearned premium, and shall cause any such insurance company, after the occurrence of an Event of Default or, if prior to the Maturity Date (as such term is defined in the Notes) acceleration of the Notes ("Acceleration") to make payment directly to the Secured Party for application to amounts outstanding under the Notes in accordance with the terms of the Notes and, to the extent not provided therein, in such order as the Secured Party shall determine.

      Section 3. General Representations, Warranties and Covenants. The Debtor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

      (a) This Agreement is made with full recourse to the Debtor and pursuant to and upon all the warranties, representations, covenants, and agreements on the part of the Debtor contained herein, in the Notes and otherwise made in writing in connection herewith or therewith.

      (b) Except for the Security Interest of the Secured Party therein, the Debtor is, and as to Collateral acquired from time to time after the date hereof the Debtor will be, the owner of all the Collateral free from any lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens and licenses granted in the ordinary course of business) and the Debtor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Party (other than Permitted Liens and licenses granted in the ordinary course of business).

      (c) There is no financing statement, assignment of trademark, or assignment of patent (or similar statement or instrument of registration under the law of any jurisdiction) now on file or registered in any public office covering any interest of any kind in the Collateral, or, to the knowledge of Debtor intended to cover any such interest, which has not been terminated or released by the secured party named therein and so long as the Notes remain outstanding or any of the Secured Obligations of the Debtor remain unpaid, the Debtor will not execute and there will not be on file in any public office any


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financing statement, assignment of trademark, or assignment of patent (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except (i) financing statements, assignment of trademark, or assignment of patent filed or to be filed in respect of and covering the Security Interest of the Secured Party hereby granted and provided for, (ii) those listed on Schedule 2, and (iii) with respect to Permitted Liens.

      (d) The chief executive office and chief place of business of the Debtor is located at the address of the Debtor listed on the signature page hereof, and the Debtor will not move its chief executive office and chief place of business except to such new location as the Debtor may establish in accordance with the last sentence of this Section 3(d). The originals of all Assigned Agreements and all documents (as well as all duplicates thereof) evidencing all Receivables and all other contract rights or accounts and other property of the Debtor and the only original books of account and records of the Debtor relating thereto are, and will continue to be, kept at such chief executive office or at such new location as the Debtor may establish in accordance with the last sentence of this Section 3(d). The Debtor shall establish no such new location until (i) it shall have given to the Secured Party not less than 15 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Secured Party may reasonably request, and (ii) with respect to such new location, it shall have taken such action, satisfactory to the Secured Party (including, without limitation, all action required by Section 7 hereof), to maintain the Security Interest of the Secured Party in the Receivables intended to be granted at all times fully perfected and in full force and effect.

      (e) Debtor has no Collateral located outside of the State of New York or other states in which inventory may be held on consignment.

      (f) The name of the Debtor is as set forth on the signature page hereto and the Debtor shall not change such name, conduct its business in any other name or take title to the Collateral in any other name while this Agreement remains in effect. The Debtor has never had any name, or conducted business under any name in any jurisdiction, other than its name set forth on the signature page hereto, during the past six years other than as set forth in
Schedule 2 annexed hereto.

      (g) At the Debtor's own expense, the Debtor will: (i) without limiting the provisions of the Notes, keep the Collateral fully insured at all times with financially sound and responsible insurance carriers against loss or damage by fire and other risks, casualties and contingencies and in such manner and to the same extent that like properties are customarily so insured by other entities engaged in the same or similar businesses similarly situated and keep adequate insurance at all times against liability on account of damage to persons and properties and under all applicable workers' compensation laws, by financially sound and reputable insurers and in amounts usually carried by similar businesses, for the benefit of the Debtor and the Secured Party, (ii) upon request by the Secured Party, promptly deliver the insurance policies or certificates thereof to the Secured Party, and (iii) keep the Collateral in good condition at all times (normal wear and tear excepted). Upon any failure of the Debtor to comply with its obligations pursuant to this Section 3(g), the Secured Party may at its option and after 20 days' prior written notice to Debtor, and without affecting any of its other rights or remedies provided herein or as a


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secured party under the NYUCC, procure the insurance protection it deems necessary to be made to the Collateral and the cost of either or both of which shall be a lien against the Collateral added to the amount of the indebtedness secured hereby and payable on demand with interest at a rate per annum equal to 8%. (h) The Debtor will not use the Collateral in material violation of any statute or ordinance or applicable insurance policy and will promptly pay all material taxes and assessments levied against the Collateral; provided that the Debtor shall not be required to pay any such tax or assessment that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained. (i) The Debtor will not sell, transfer, change the registration, if any, dispose of, attempt to dispose of, substantially modify (other than in the ordinary course of business) or abandon the Collateral or any material part thereof other than sales of Inventory in the ordinary course of business and the disposition of obsolete or worn-out Equipment in the ordinary course of business.

      (j) The Debtor will not assert against the Secured Party any claim or defense which the Debtor may have against any seller of the Collateral or any part thereof or against any other Person with respect to the Collateral or any part thereof.

      (k) The Debtor will indemnify and hold the Secured Party harmless from and against any loss, liability, damage, costs and expenses whatsoever arising from the Debtor's use, operation, ownership or possession of the Collateral or any part thereof other than liabilities arising as a result of Secured Party's gross negligence or willful misconduct.

      (l) The Debtor will maintain the confidentiality of all customer lists and not sell or otherwise dispose of such lists except that the Debtor shall deliver copies thereof to the Secured Party upon its request, which may be made at any time and from time to time after an Event of Default (as such term is defined in the Notes).

      (m) In addition to, and not in limitation of, the foregoing, with respect to the Intellectual Property, the Debtor hereby represents and warrants:

            (i) Subject to Permitted Liens, Debtor has the sole, full and clear title to the Trademarks shown on Schedule 2-A hereto for the goods and services covered by the registrations thereof and such registrations are valid and subsisting.

            (ii) Debtor will perform all acts and execute all documents, to the extent reasonable, including, without limitation, assignments for security in form suitable for filing with the United States Patent and Trademark Office, substantially in the forms of Exhibits 1 and 2 hereof, respectively, requested by the Secured Party at any time to evidence, perfect, maintain, record and enforce the Secured Party's interest in the Patents and Trademarks or otherwise in furtherance of the provisions of this Agreement, and Debtor hereby authorizes the Secured Party to execute and file one or more financing statements (and similar documents) or copies thereof or of this Agreement with respect to the Intellectual Property signed only by the Secured Party.


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            (iii) None of the Trademarks have been abandoned or invalidated, and, except to the extent that the Secured Party, upon 10 days' prior written notice by the Debtors, shall consent, and except to the extent such Debtor has a valid business purpose for doing otherwise (so long as any action on the part of any such Debtor would not have a material adverse effect on Debtor's business), Debtor (either itself or through licensees) will continue to use the Trademarks on each and every trademark class of goods in order to maintain the Trademarks in full force free from any claim of abandonment for nonuse and Debtor will not (nor will it permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become abandoned or invalidated, and Debtor shall notify the Secured Party immediately if it knows of any reason or has reason to know that any pending application or issued Trademark may become abandoned or invalidated.

            (iv) Subject to Permitted Liens, Debtor has the sole, full and clear title to each of the Patents shown on Schedule 2-B hereto and the issued Patents are subsisting. None of the Patents has been abandoned or dedicated, and, except to the extent that the Secured Party, upon 10 days' prior written notice by the Debtor, shall consent, and except to the extent such Debtor has a valid business purpose for doing otherwise (so long as any action on the part of any such Debtor would not have a material adverse effect on Debtor's business), Debtor will not do any act, or omit to do any act, whereby the Patents may become abandoned or dedicated and shall notify the Secured Party immediately if it knows of any reason or has reason to know that any pending application or issued Patent may become abandoned or dedicated.

            (v) In no event shall Debtor, either itself or through any agent, employee, licensee or designee, (A) file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency of the United States, any state or province thereof, any other country or any political subdivision thereof or (B) file any assignment of any patent or trademark, which Debtor may acquire from a third party, with the United States Patent and Trademark Office or any similar office or agency of the United States, any state or province thereof, any other country or any political subdivision thereof, unless Debtor shall promptly notify the Secured Party thereof, and, upon request of the Secured Party, execute and deliver any and all assignments, agreements, instruments, documents and papers as the Secured Party may reasonably request to evidence the Secured Party's interest in such Patent or Trademark and the goodwill and general intangibles of Debtor relating thereto or represented thereby, and Debtor hereby constitutes the Secured Party its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, such power being coupled with an interest is irrevocable until the Secured Obligations are paid in full.

            (vi) Except to the extent that the Secured Party, upon prior written notice from Debtor, shall consent (which consent shall not be unreasonably withheld), Debtor will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license (except in the ordinary course of business), or otherwise dispose of any of the Intellectual Property,


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      and nothing in this Agreement shall be deemed a consent by the Secured
      Party to any such action except as expressly permitted herein. Notwithstanding the foregoing, the Debtor may sell its training center operations.

            (vii) As of the date hereof neither Debtor nor any affiliate or subsidiary thereof owns any Patents or Trademarks registered in, or the subject of pending applications in, the United States Patent and Trademark Office or any similar office or agency of the United States, any state or province thereof, any other country or any political subdivision thereof, other than those described in Schedules 2-A and 2-B hereto.

            (viii) Except to the extent Debtor has a valid business purpose for doing otherwise (so long as any action on the part of Debtor would not have a material adverse effect on Debtor's business), Debtor will take all necessary steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency of the United States, any state or province thereof, any other country or any political subdivision thereof, to maintain each application and registration of the Trademarks and Patents, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted under paragraphs (ii) and (iii) hereof).

            (ix) Debtor agrees that the Secured Party does not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Intellectual Property or the performance of any obligations to be performed under or with respect to any such agreement or contract by Debtor, and the Debtor hereby agrees to indemnify and hold the Secured Party harmless with respect to any and all claims by any person relating thereto.

            (x) Debtor agrees that if it, or any affiliate or subsidiary thereof, learns of any use by any person of any term or design likely to cause confusion with any Trademark, it shall promptly notify the Secured Party of such use and, if requested by the Secured Party, shall join with the Secured Party, at the Secured Party's expense, in such action as the Secured Party, in its reasonable discretion may deem advisable for the protection of the Secured Party's interest in and to such Trademarks.

            (xi) All licenses of Trademarks and Patents which Debtor has granted to third parties are set forth in Schedule B hereto.

            (xii) If Debtor shall acquire title to any new Trademarks or Patents, the provisions of this Agreement shall automatically apply thereto. Debtor shall promptly notify the Secured Party in writing of any rights to any new Trademarks or Patents acquired by Debtor after the date hereof and of any registrations issued or applications for registration made after the date hereof. Concurrently with the filing of an application for registration for any Trademarks or Patents, Debtor shall execute, deliver and record in all places where this Agreement is recorded an appropriate agreement, substantially in the form hereof, with appropriate insertions, or an amendment to this Agreement, in form and substance reasonably satisfactory to the Secured Party, pursuant to which Debtor


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      shall grant a security interest to the extent of its interest in such registration as provided herein to the Secured Party.

      Section 4. Special Provisions Concerning Assigned Agreements. The Debtor represents, warrants and agrees as follows:

      (a) The Assigned Agreements constitute the legal, valid and binding obligations of the Debtor and, to the best of its knowledge, the other parties thereto, enforceable in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors' rights or by the effect of general equitable principles.

      (b) The Debtor will use best efforts to abide by, perform and discharge each and every material obligation, covenant and agreement to be performed by the Debtor under the Assigned Agreements.

      (c) At the request of the Secured Party, and at the sole cost and expense of the Debtor, the Debtor will use best efforts to enforce or secure the performance of each and every material obligation, covenant, condition and agreement contained in the Assigned Agreements to be performed by the other parties thereto.

      (d) The Debtor will not modify, amend or agree to vary any of the Assigned Agreements in any material respect other than in the ordinary course of business, or otherwise act or fail to act in a manner likely (directly or indirectly) to entitle any party thereto to claim that the Debtor is in material default under the terms thereof.

      (e) The Debtor will not terminate or permit the termination of any material Assigned Agreement, except in accordance with its terms, other than in the ordinary course of business.

      (f) Without the prior written consent of the Secured Party, the Debtor will not, other than in the ordinary course of business, waive or in any manner release or discharge any party to any material Assigned Agreement from any of the material obligations, covenants, conditions and agreements to be performed by it under such Assigned Agreement including, without limitation, the obligation to make all payments in the manner and at the time and places specified.

      (g) If the Secured Party so requests after the occurrence and continuance of an Event of Default and, if prior to the Maturity Date, Acceleration, the Debtor will hold any payments received by it which are assigned and set over to the Secured Party by this Agreement for and on behalf of the Secured Party and turn them promptly over to the Secured Party forthwith in the same form in which they are received (together with any necessary endorsement) for application to amounts outstanding under the Notes in accordance with the terms of the Notes and, to the extent not provided therein, in such order as the Secured Party shall determine.

      (h) The Debtor will appear in and defend every action or proceeding arising under, growing out of or in any manner connected with the Assigned Agreements or the obligations, duties or liabilities of the Debtor and any assignee thereunder.

      (i) Should the Debtor fail to make any payment or to do any act as herein provided after 30 days' notice by the Secured Party, the Secured Party may (but without obligation on the Secured Party's part to do so and without notice to or demand on the Debtor and without releasing the Debtor from any obligation hereunder) make or do the same in such manner and to such extent as the Secured Party may deem reasonably necessary to protect the Security Interests provided hereby, including specifically, without limiting the general powers, the right to appear in and defend any action or proceeding purporting to affect the Security Interests provided hereby and the Debtor, and the Secured Party may also perform and discharge each and every obligation, covenant and agreement of the Debtor contained in any Assigned Agreement and, in exercising any such powers, pay necessary costs and expenses, employ counsel and incur and pay reasonable attorneys' fees.

      (j) Upon the request of the Secured Party, the Debtor will send to the Secured Party copies of all material notices, documents and other papers furnished or received by it with respect to any of the Assigned Agreements.

      Section 5. Special Provisions Concerning Receivables.

      (a) As of the time when each Receivable arises, the Debtor shall be deemed to have warranted as to each such Receivable that such Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be, and that all papers and documents relating thereto:

            (i) will be signed by the account debtor named therein (or such account debtor's duly authorized agent) or otherwise be binding on the account debtor;

            (ii) will represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services or the sale and delivery of merchandise or both;

            (iii) to the extent evidenced by writings, will be the only original writings evidencing and embodying such obligation of the account debtor named therein; and

            (iv) will be in compliance and will conform, in all material respects, with all applicable federal, state and local laws (including applicable usury laws) and applicable laws of any relevant foreign jurisdiction.

      (b) The Debtor will keep and maintain at the Debtor's own cost and expense satisfactory and complete records of the Receivables, including, but not limited to, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and the Debtor will make the same available to the Secured Party, at the Debtor's own cost and expense, at any and all reasonable times during the existence of an Event of Default upon demand of the Secured Party. The Debtor shall, at the Debtor's own cost and expense, deliver the Receivables (including, without limitation, all documents evidencing the Receivables) and such books and records to the Secured Party or to its representatives upon its demand at any time during the existence of an Event of Default and, if prior to the Maturity Date, Acceleration. If the

Secured Party shall so request during the existence of an Event of Default, the Debtor shall legend, in form and manner satisfactory to the Secured Party, the Receivables and other books, records and documents of the Debtor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to the Secured Party and that the Secured Party has a security interest therein.

      (c) Except in the ordinary course of business prior to an Event of Default and, if prior to the Maturity Date, Acceleration, the Debtor will not rescind or cancel any indebtedness evidenced by any Receivable or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or interest therein, without the prior written consent of the Secured Party, except that the Debtor may grant discounts in connection with the prepayment of any Receivable in an amount which is customary in the line of business in which the Debtor is engaged and consistent with the Debtor's past practices.

      (d) The Debtor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and will do nothing to impair the rights of the Secured Party in the Receivables.

      (e) The Debtor shall endeavor to collect or cause to be collected from the account debtor named in each Receivable, as and when due (including, without limitation, Receivables which are delinquent, such Receivables to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable, and credit forthwith (on a daily basis) upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable. The costs and expenses (including attorney's fees) of collection, whether incurred by the Debtor or the Secured Party, shall be borne by the Debtor.

      (f) If any of the Receivables becomes evidenced by an Instrument (other than a check received in payment of a Receivable and deposited in the ordinary course of business), the Debtor will notify the Secured Party thereof, and, upon request by the Secured Party after an Event of Default, promptly deliver such Instrument to the Secured Party appropriately endorsed to the order of the Secured Party as further security for the satisfaction in full of the Secured Obligations.

      (g) Upon request of the Secured Party, at any time when an Event of Default and, if prior to the Maturity Date, Acceleration shall exist, the Debtor shall promptly notify (in manner, form and substance satisfactory to the Secured Party) all Persons who are at any time obligated under any Receivable that the Secured Party possesses a Security Interest in such Receivable and that all payments in respect thereof are to be made to such account as the Secured Party directs.

      Section 6. Special Provisions Concerning Equipment. The Debtor will do nothing to impair the rights of the Secured Party in the Equipment. The Debtor shall cause the Equipment to at all times constitute and remain personal property. The Debtor retains all liability and responsibility in connection with the Equipment and the liability of the Debtor to pay the Secured Obligations shall in no way be affected or diminished by reason of the fact that such

Equipment may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Debtor.

      Section 7. Financing Statements; Documentary Stamp Taxes.

      (a) The Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Secured Party from time to time such lists, descriptions and designations of Inventory, warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the Security Interest hereby granted, which the Secured Party reasonably deems appropriate or advisable to perfect, preserve or protect its Security Interest in the Collateral. The Debtor hereby constitutes the Secured Party its attorney-in-fact to execute and file in the name and on behalf of the Debtor such additional financing statements as the Secured Party may reasonably request, such acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until the Secured Obligations are paid in full. Further, to the extent permitted by applicable law, the Debtor authorizes the Secured Party to file any such financing statements without the signature of the Debtor and Secured Party shall use reasonable efforts to notify Debtor of any such filings. The Debtor will pay all applicable filing fees and related expenses in connection with any such financing statements.

      (b) The Debtor agrees to procure, pay for, affix to any and all documents and cancel any documentary tax stamps required by and in accordance with, applicable law and the Debtor will indemnify and hold the Secured Party harmless against any liability (including interest and penalties) in respect of such documentary stamp taxes.

      Section 8. Special Provisions Concerning Remedies and Sale.

      (a) In addition to any rights and remedies now or hereafter granted under applicable law and not by way of limitation of any such rights and remedies, during the existence of an Event of Default and, if prior to the Maturity Date, Acceleration, the Secured Party shall have all of the rights and remedies of a secured party under the NYUCC as enacted in any applicable jurisdiction in addition to the rights and remedies provided herein, in the Notes and in any other agreement executed in connection with the Notes whereby the Debtor has granted any Lien to the Secured Party. Without in any way limiting the foregoing, at any time when an Event of Default and, if prior to the Maturity Date, Acceleration shall exist upon the giving of notice to the Debtor of Secured Party's intent to pursue any one or all of the following or any other remedies the Secured Party shall have the right, in the name of the Debtor or in the name of the Secured Party or otherwise:

            (i) to ask for, demand, collect, receive, compound and give acquittance for the Receivables or any part thereof;

            (ii) to extend the time of payment of, compromise or settle for cash, credit or otherwise, but only upon commercially reasonable terms and conditions, any of the Receivables;

            (iii) to endorse the name of the Debtor on any checks, drafts or other orders or instruments for the payment of moneys payable to the Debtor which shall be issued in respect of any Receivable;

            (iv) to file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by the Secured Party necessary or advisable for the purpose of collecting or enforcing payment of any Receivable;

            (v) to make test verifications of the Receivables or any portion thereof;

            (vi) to notify any or all account debtors under any or all of the Receivables to make payment thereof directly to the Secured Party for the account of the Secured Party and to require the Debtor to forthwith give similar notice to the account debtors;

            (vii) to require the Debtor forthwith to account for and transmit to the Secured Party in the same form as received all proceeds (other than physical property) of collection of Receivables received by the Debtor and, until so transmitted, to hold the same in trust for the Secured Party and not commingle such proceeds with any other funds of the Debtor;

            (viii) to take possession of any or all of the Collateral and, for that purpose, to enter, with the aid and assistance of any Person or Persons and with or without legal process, any premises where the Collateral, or any part thereof, are, or may be, placed or assembled, and to remove any of such Collateral;

            (ix) to execute any instrument and do all other things necessary and proper to protect and preserve and realize upon the Collateral and the other rights contemplated hereby;

            (x) upon notice to such effect, to require the Debtor to deliver, at the Debtor's expense, any or all Collateral to the Secured Party at a place designated by the Secured Party;

            (xi) without obligation to resort to other security, at any time and from time to time, to sell, re-sell, assign and deliver all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices and on such terms as the Secured Party may determine, with the amounts realized from any such sale to be applied to the Secured Obligations in the manner determined by the Secured Party;

            (xii) to enforce (and shall have the exclusive right to enforce), at any time (without assuming any liability or obligation thereunder), against any licensee or sublicensee, all rights and remedies of Debtor in, to and under any one or more license agreements with respect to the Intellectual Property, and take or refrain from taking any action under any thereof, and Debtor hereby releases the Secured Party from, and agrees to hold the Secured Party free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement;

            (xiii) in addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Intellectual Property pursuant to this Agreement, the Secured Party may, at any time, pursuant to the authority granted in the Power of Attorney described herein (such authority becoming effective on the occurrence or continuation as hereinabove provided of an Event of Default), execute and deliver on behalf of the applicable Debtor, one or more instruments of assignment of the Patents or Trademarks (or any application or registration thereof), in form suitable for filing, recording or registration in any country. Debtor agrees to pay when due all reasonable costs incurred in any such transfer of the Patents or Trademarks, including any taxes, fees and reasonable attorneys' fees, and all such costs shall be added to the Secured Obligations.

      (b) In the event of any license, assignment, sale or other disposition of the Intellectual Property, or any of it, after the occurrence or continuation as hereinabove provided of an Event of Default, Debtor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing or in connection with the Trademarks or Patents, and its customer lists and other records relating to the Trademarks or Patents and to the distribution of said products, to the Secured Party or its designee.

      (c) The Secured Party shall not be obligated to do any of the acts hereinabove authorized, but in the event that the Secured Party elects to do any such act, the Secured Party shall not be responsible to the Debtor except for its gross negligence or willful misconduct.

      (d) Such remedies may be exercised from time to time separately or in combination with respect to or all or any part of the Collateral and are in addition to and not in substitution for any other rights of the Secured Party, however created. The Secured Party may proceed by way of any action, suit or other proceeding available at law or in equity and no right, remedy or power of the Secured Party shall be exclusive of or dependent on any other. The Secured Party may exercise any of its rights, remedies or powers separately or in combination and at any time.

      (e) The Secured Party shall not be bound to exercise any such right, remedy or power and the exercise of such right, remedy and power shall be without prejudice to the rights of the Secured Party in respect of the Secured Obligations including the right to claim for any deficiency. At any time when an Event of Default and, if prior to the Maturity Date, Acceleration shall exist, the Secured Party may take legal proceedings for the appointment of a receiver or receivers (to which the Secured Party shall be entitled as a matter of right) to take possession of the Collateral pending the sale thereof pursuant either to the powers of sale granted by this Agreement or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement. If, after the exercise of any or all of such rights and remedies, any of the Secured Obligations shall remain unpaid, the Debtor shall remain liable for any deficiency. After the indefeasible payment in full of the Secured Obligations, any proceeds of the Collateral received or held by the Secured Party shall be turned over to the Debtor and the Collateral shall be reassigned to the Debtor by the Secured Party without recourse to the Secured Party and without any representations, warranties or agreements of any kind.

      (f) Upon any sale of any of the Collateral, whether made under the power of sale hereby given or under judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement:

            (i) the Secured Party may, to the extent permitted by law, bid for and purchase the property being sold, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property in its own absolute right without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon and any other instruments evidencing the Secured Obligations or agree to the satisfaction of all or a portion of the Secured Obligations in lieu of cash in payment of the amount which shall be payable thereon, and the Notes and such instruments, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Secured Party after being appropriately stamped to show partial payment;

            (ii) the Secured Party may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

            (iii) the Secured Party is hereby irrevocably appointed the true and lawful attorney-in-fact of the Debtor in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property thus sold and for such other purposes as are necessary or desirable to effectuate the provisions (including, without limitation, this Section 8) of this Agreement, and for that purpose it may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more Persons with like power, the Debtor hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof; but if so requested by the Secured Party or by any purchaser, the Debtor shall ratify and confirm any such sale or transfer by executing and delivering to the Secured Party or to such purchaser all property, deeds, bills of sale, instruments or assignment and transfer and releases as may be designated in any such request;

            (iv) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of the Debtor of, in and to the property so sold shall be divested; such sale shall be a perpetual bar both at law and in equity against the Debtor, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under the Debtor, its successors or assigns;

            (v) the receipt of the Secured Party or of the officer thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Secured Party or of such officer therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof; and

            (vi) to the extent that it may lawfully do so, and subject to any legal requirement that the Secured Party act in a commercially reasonable manner, the Debtor agrees that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement, the Notes or any other agreement executed in connection with the Notes whereby the Debtor has granted any Lien to the Secured Party, and the Debtor hereby expressly waives all benefit or advantage of any such laws and covenants that it will not hinder, delay or impede the execution of any power granted or delegated to the Secured Party in this Agreement, but will suffer and permit the execution of every such power as though no such laws were in force. In the event of any sale of Collateral pursuant to this Section, the Secured Party shall, at least 10 days before such sale, give the Debtor written, telecopied or telex notice of its intention to sell.

      (g) Any receiver appointed by the Secured Party shall be vested with the rights and remedies which could be exercised by the Secured Party in respect of the Debtor or the Collateral and such other powers and discretions as are granted in the instrument of appointment and any instrument or instruments supplemental thereto. The identity of the received, any replacement thereof and any remuneration thereof shall be within the sole and unfettered discretion of the Secured Party. Any receiver appointed by the Secured Party shall act as agent for the Secured Party for the purposes of taking possession of the Collateral, but otherwise and for all other purposes (except as provided below and with respect to its discharge), as agent for the Debtor or as agent for the Secured Party (but in all cases shall take direction from the Secured Party) as the Secured Party may determine in its sole and unfettered discretion. The Debtor agrees to ratify and confirm all actions of the receiver acting as agent for the Debtor, and to release and indemnify the receiver in respect of all such actions. The Secured Party, in appointing or refraining from appointing any receiver, shall not incur liability to the receiver, the Debtor or otherwise and shall not be responsible for any misconduct or negligence of such receiver.

      Section 9. Application of Moneys.

      (a) Except as otherwise provided herein or in the Notes, all moneys which the Secured Party shall receive, in accordance with the provisions hereof, shall be applied (to the extent thereof) in the following manner: First, to the payment of all costs and expenses reasonably incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Agreement or any of the reasonable expenses and disbursements of the Secured Party (including, without limitation, the reasonable fees and disbursements of its counsel and agents); Second, to the payment of all Secured Obligations arising out of the Notes in accordance with the terms of the Notes and, if not therein provided, in such order as the Secured Party may determine; and Third, to the payment of all other Secured Obligations in such order as the Secured Party may determine.

      (b) If after applying any amounts which the Secured Party has received in respect of the Collateral any of the Secured Obligations remain unpaid, the Debtor shall continue to be liable for any deficiency, together with interest.

      Section 10. Fees and Expenses, etc. Any and all reasonable fees, costs and expenses of whatever kind or nature, including but not limited to the reasonable attorneys' fees and legal expenses incurred by the Secured Party in connection with this Agreement, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, fees and other costs relating to the encumbrances or otherwise protecting, maintaining, preserving the Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Collateral, shall be borne and paid by the Debtor on written demand by the Secured Party setting forth in reasonable detail the nature of such expenses and until so paid shall be added to the principal amount of the Secured Obligations and shall bear interest at the rate accruing thereon. In addition, the Debtor will pay, and indemnify and hold the Secured Party harmless from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the Collateral, including (without limitation) claims of patent or trademark infringement and any claim of unfair competition or anti-trust violation, other than liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements arising as a result of Secured Party's gross negligence or willful misconduct.

      Section 11. Power of Attorney.

            Concurrently with the execution and delivery hereof, the Debtor is executing and delivering to the Secured Party, in the form of Exhibit 2 hereto, three originals of a Power of Attorney for the implementation of the assignment, sale or other disposal of the Collateral, including the Trademarks and Patents pursuant to this Agreement and Debtor hereby releases the Secured Party from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Secured Party under the powers of attorney granted herein, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of the Secured Party.

      Section 12. Miscellaneous.

      (a) All notices, communications and distributions hereunder shall be in writing (including telecopied communication) and mailed by certified mail, telecopied, personally delivered or delivered by Federal Express or other reputable overnight courier service, if to the Debtor addressed to it at its address set forth opposite its signature below, if to the Secured Party, addressed to it at its address set forth opposite its signature below, or as to either party at such other address as shall be designated by such party in a written notice to such other party complying as to delivery with the terms of this Section. All such notices and other communications shall be effective (i) if mailed by certified mail, three days after the date of deposit thereof with the U.S. Postal Service, properly addressed with postage prepaid, (ii) if telecopied, upon receipt by the addressee, (iii) if personally delivered, upon such delivery and (iv) if delivered by overnight courier service, on the business day following delivery thereof to such courier service in time for next-business-day delivery.

      (b) No delay on the part of the Secured Party in exercising any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Debtor and the Secured Party. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

      (c) The obligations of the Debtor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Debtor; (ii) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of the Notes, this Agreement or any other agreement executed in connection with the Notes whereby the Debtor has granted any Lien to the Secured Party or any other agreement executed in connection with any of the foregoing, the Secured Obligations or any security for any of the Secured Obligations; or (iii) any amendment to or modification of any of the foregoing; whether or not the Debtor shall have notice or knowledge of any of the foregoing. The rights and remedies of the Secured Party herein provided are cumulative and not exclusive of any rights or remedies which the Secured Party would otherwise have.

      (d) This Agreement shall be binding upon the Debtor and its successors and assigns and shall inure to the benefit of the Secured Party and its successors and assigns, except that the Debtor may not transfer or assign any of its obligations, rights or interest hereunder without the prior written consent of the Secured Party and any such purported assignment by the Debtor shall be void. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement. (e) The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

      (f) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      (g) All rights, remedies and powers provided by this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and the provisions hereof are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

      (h) This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York except to the extent that matters of title, or creation, perfection and priority of the Security Interests created hereby, or procedural issues of foreclosure are required to be governed by the laws of the state in which the Collateral, or part thereof, is located.

      (i) It is expressly agreed, anything herein, in the Notes or in any other agreement or instrument executed in connection with the Notes to the contrary notwithstanding, that the Debtor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Secured Party shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of the Debtor under or pursuant to any or in respect of any Collateral.

      (j) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                    EB2B COMMERCE, INC.

                                    as Debtor


                                    By:
                                        ------------------------------------
                                        Name:
                                        Title:


                                    ----------------------------------------
                                    Robert Priddy, as Investor
                                    Representative and Secured Party

                                   Schedule 1

      LOCATION OF CERTAIN INVENTORY AND EQUIPMENT COLLATERAL

Current place(s) of business of the Debtor:
-------------------------------------------

Corporate Headquarters:

665 Broadway, New York, New York 10012

29 West 38th Street, New York, New York  10018

Locations of Inventory and Equipment:
-------------------------------------

Same as above

Currently Existing Lien Which Constitutes a Permitted Lien:
-----------------------------------------------------------

Security interest of holders of 7% senior subordinated secured convertible notes issued on January 11, 2002, but subject to the subordination agreement related thereto.

                                   Schedule 2

                          EXISTING FINANCING STATEMENTS

                Date of     Number of                Description   Amount of
  Secured      Financing    Financing     Location        of      Indebtedness
   Party       Statement    Statement      Filed      Collateral    Secured
   -----       ---------    ---------      -----      ----------    -------

   Cisco
  Systems
  Capital
Corporation     12/4/00       232456       NYSOS

--------------------------------------------------------------------------------

              OTHER NAMES UNDER WHICH DEBTOR HAS CONDUCTED BUSINESS

DynamicWeb Enterprises, Inc.

Seahawk Capital Corporation

Seahawk Oil International, Inc.

Netlan Inc.

                                  Schedule 2-A

                                   TRADEMARKS
                                   ----------

Trademark                     Status/Registration Date   Registration Number
---------                     ------------------------   -------------------

EB2B                          Pending                    75/677470

EB2B Commerce                 Pending                    75/677469

EB2B.com                      Pending                    75/677471

DynamicWeb                    Active                     2380214

NETLAN                        Active                     1984055

Former Netlan N Logo Design   Active                     1979722

                                  Schedule 2-B

                                     PATENTS
                                     -------

                                      NONE

The definition of Intellectual Property shall also include the Domain Names listed below.

                                  DOMAIN NAMES
                                  ------------

Description                               Domain Name
-----------                               -----------

EB2B                                      Domain Name

EB2B Commerce                             Domain Name

EB2B.com                                  Domain Name

EB2B Buy                                  Domain Name

DynamicWeb                                Domain Name

Netlan.com                                Domain Name

Icisolutions.com                          Domain Name

Buyspots.com                              Domain Name

Interactivecom.com                        Domain Name

Softmail.com                              Domain Name

                                   Schedule B

                                    LICENSES

                                                 Exhibit 1 to Security Agreement

                         SCHEDULE 1-A TO ASSIGNMENT FOR SECURITY

                                  (TRADEMARKS)

            WHEREAS, eB2B Commerce, Inc., a New Jersey corporation (herein referred to as "Assignor"), has adopted, used and is using the trademarks listed on Schedule 1-A annexed hereto as part hereof (the "Trademarks");

            WHEREAS, Assignor is obligated to Robert Priddy as investor representative (referred to herein as the "Assignee") for the investors to whom Assignor has issued a series of 7% senior subordinated secured convertible notes in the aggregate principal amount of up to $1,350,000 and Assignor has entered into a Security Agreement dated the date hereof (the "Agreement") in favor of Assignee; and

            WHEREAS, pursuant to the Agreement, Assignor has assigned to Assignee and granted to Assignee a security interest in, and mortgage on, all right, title and interest of Assignor in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Secured Obligations (as defined in the Agreement);

            NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further assign unto Assignee and grant to Assignee a security interest in, and mortgage on, the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

            Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment of, security interest in and mortgage on the Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

            Assignee's address is 665 Broadway, New York, New York 10012 .

            IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the day of ________________, 2002.

                                          EB2B COMMERCE, INC.


                                          By:
                                              -------------------------------

                                              Name:
                                                    -------------------------

                                              Title:
                                                    -------------------------

                     SCHEDULE 1-A TO ASSIGNMENT FOR SECURITY

                                   TRADEMARKS

Trademark                       Status/Registration Date   Registration Number
---------                       ------------------------   -------------------

EB2B                            Pending                    75/677470

EB2B Commerce                   Pending                    75/677469

EB2B.com                        Pending                    75/677471

DynamicWeb                      Active                     2380214

NETLAN                          Active                     1984055

Former Netlan N Logo Design     Active                     1979722

                                                                    Exhibit 2 to
                                                              Security Agreement

                            SPECIAL POWER OF ATTORNEY

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF NEW YORK )

            KNOW ALL MEN BY THESE PRESENTS, THAT eB2B Commerce, Inc., a New Jersey corporation with its principal office at 665 Broadway, New York, New York 10012 (hereinafter called "Assignor") hereby appoints and constitutes Robert Priddy (referred to herein as the "Assignee") for the investors to whom Assignor has issued a series of 7% senior subordinated secured convertible notes in the aggregate principal amount of up to $1,350,000 its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Assignor:

                  1. For the purpose of assigning, selling, licensing or
            otherwise disposing of all right, title and interest of Assignor in and to any letters patent of the United States or any other country or political subdivision thereof, and all registrations, recordings, reissues, continuations, continuations-in-part and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

                  2. For the purpose of assigning, selling, licensing or
            otherwise disposing of all right, title and interest of Assignor in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

                  3. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Assignee may in its sole discretion determine.

            This power of attorney is made pursuant to a Security Agreement, dated the date hereof, between Assignor and Assignee and takes effect solely for the purposes of Section 8 thereof and is subject to the conditions thereof and may not be revoked until the payment in full of all "Secured Obligations" as defined in such Security Agreement.

Dated:  ___________, 2002

[Corporate Seal]                          EB2B COMMERCE INC.


                                          By:
                                              -------------------------------

                                              Name:
                                                    -------------------------

                                              Title:
                                                    -------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF NEW YORK )

            On this __________ day of _______ 200_, before me personally appeared [__________________], to me known, who, being by me duly sworn, did depose and say that he resides at __________________ and that he is __________________ of eB2B Commerce, Inc., the New Jersey corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed pursuant to authority of the Board of Directors of said corporation, and that he signed his name thereto pursuant to such authority.


                                              ----------------------------------
                                                         Notary Public